Exhibit 99.1

Cray Media:	Investors:
Nick Davis	Paul Hiemstra
206/701-2123	206/701-2044
pr@cray.com	ir@cray.com

CRAY INC. REPORTS 2015 FULL YEAR AND FOURTH QUARTER FINANCIAL RESULTS
Company Reports Record Revenue for 2015 and Reaffirms 2016 Growth Target

Seattle, WA - February 11, 2016 - Global supercomputer leader Cray Inc. (Nasdaq: CRAY) today announced financial results for the year and fourth quarter ended December 31, 2015.

All figures in this release are based on U.S. GAAP unless otherwise noted. A reconciliation of GAAP to non-GAAP measures is included in the financial tables in this press release.

For 2015, Cray reported total revenue of $724.7 million, which compares with $561.6 million for 2014. Net income for 2015 was $27.5 million, or $0.68 per diluted share, compared to $62.3 million, or $1.54 per diluted share for 2014. Net income results for 2014 benefited from a $52.6 million income tax benefit which was driven by a reduction of substantially all of the valuation allowance held against the Company’s deferred tax assets. Non-GAAP net income, which adjusts for selected unusual and non-cash items, was $53.0 million, or $1.30 per diluted share for 2015, compared to $24.3 million, or $0.60 per diluted share for 2014.

Revenue for the fourth quarter of 2015 was $267.5 million, which compares with $261.9 million in the fourth quarter of 2014. Net income for the fourth quarter of 2015 was $20.3 million, or $0.50 per diluted share, this compares to net income of $74.6 million, or $1.84 per diluted share in the fourth quarter of 2014. Net income results for the fourth quarter of 2014 benefited from a $33.8 million income tax benefit which was driven by a reduction of substantially all of the valuation allowance held against the Company’s deferred tax assets. Non-GAAP net income was $32.2 million, or $0.79 per diluted share for the fourth quarter of 2015, compared to non-GAAP net income of $40.3 million, or $0.99 per diluted share for the same period of 2014.

Overall gross profit margin for 2015 was 31%, compared to 33% for 2014. Total non-GAAP gross profit margin for 2015 was 32%, compared to 34% for 2014.

Operating expenses for 2015 were $184.7 million, compared to $175.2 million for 2014. Non-GAAP operating expenses for 2015 were $173.3 million, compared to $163.7 million for 2014.

As of December 31, 2015, cash, investments and restricted cash totaled $285 million. Working capital increased $54 million to $415 million, compared to $362 million at the end of 2014.

“We had an outstanding year, highlighted by record revenue, strong profitability, and excellent growth on the commercial side of our business,” said Peter Ungaro, president and CEO of Cray.  “Our momentum of new awards has also continued, with the European Centre for Medium-Range Weather Forecasts' recent announcement to significantly upgrade and expand its Cray supercomputer and storage. We continue to make significant progress in our three focus areas of supercomputing, storage and analytics, with major refreshes in each planned for 2016. I’m excited about our growth path as we’re well positioned to again drive revenue growth and higher profits in 2016.”

Outlook
For 2016, while a wide range of results remains possible, the Company expects revenue to be in the $825 million range. Revenue is expected to be in the range of $100 million for the first quarter of 2016, with the remainder of the year heavily weighted to the fourth quarter. Non-GAAP gross margin for the year is expected to improve and to be one to two percentage points higher than for 2015. Non-GAAP operating expenses for the year are anticipated to be about $205 million. Based on this outlook, the Company expects to improve its GAAP and non-GAAP operating profit margin for 2016 as compared to 2015.

Cray’s 2016 effective non-GAAP tax rate is expected to be about 10%.

Actual results for any future period are subject to large fluctuations given the nature of Cray’s business.

Recent Highlights

•
In January, Cray was awarded a new contract to provide a major upgrade and expansion to the Cray XC supercomputers and Cray Sonexion storage system at the European Centre for Medium-Range Weather Forecasts (ECMWF). Consisting of products and multiple years of service, the contract is valued at more than $36 million and systems are expected to be delivered in 2016.

•
In November, Cray announced it was awarded a contract to provide a Cray XC40 supercomputer to the University of Warsaw in Poland. The six-cabinet Cray XC40 system is located in the University’s OCEAN research data center, a leading research center for computational and data driven sciences and one of the premier centers for large-scale high performance computing simulations and big data analytics in Central and Eastern Europe.

•
In November, Cray announced that it will deliver a high performance computing optimized Docker solution for the Cray XC line of supercomputers. Docker containers for Cray XC systems are designed to provide better application portability and bring ease-of-use to running highly-scalable applications on advanced supercomputers. The new feature will also be available for Cray CS400, Cray XE and Cray XK customers later in 2016.

•
In November, Cray was awarded a contract to provide the Alfred Wegener Institute in Bremerhaven, Germany with a Cray CS400 supercomputer featuring the new Intel Omni-Path Architecture. The system will also feature next-generation Intel Xeon processors, which are the follow-on to the Intel Xeon “Haswell” processors. The contract is valued at more than $3 million and the system is expected to be delivered in 2016.

•
In November, Cray announced plans to join the OpenHPC Project designed to create a unified community of key stakeholders across the HPC industry. Cray’s participation in OpenHPC is focused on standardizing software stack components, leveraging open-source technologies, and simplifying the maintenance and operation of the software stack for end-users.

Conference Call Information
Cray will host a conference call today, Thursday, February 11, 2016 at 1:30 p.m. PST (4:30 p.m. EST) to discuss its fourth quarter and year ended December 31, 2015 financial results. To access the call, please dial into the conference at least 10 minutes prior to the beginning of the call at (855) 894-4205. International callers should dial (765) 889-6838 and use the conference ID #41522985. To listen to the audio webcast, go to the Investors section of the Cray website at www.cray.com/company/investors.

If you are unable to attend the live conference call, an audio webcast replay will be available in the Investors section of the Cray website for 180 days. A telephonic replay of the call will also be available by dialing (855) 859-2056, international callers dial (404) 537-3406, and entering the conference ID #41522985. The conference call replay will be available for 72 hours, beginning at 4:45 p.m. PST on Thursday, February 11, 2016.

Use of Non-GAAP Financial Measures
This press release contains “non-GAAP financial measures” under the rules of the U.S. Securities and Exchange Commission. A reconciliation of U.S. generally accepted accounting principles, or GAAP, to non-GAAP results is included in the financial tables included in this press release. Management believes that the non-GAAP financial measures that we have set forth provide additional insight for analysts and investors and facilitate an evaluation of Cray’s financial and operational performance that is consistent with the manner in which management evaluates Cray’s financial performance. However, these non-GAAP financial measures have limitations as an analytical tool, as they exclude the financial impact of transactions necessary or advisable for the conduct of Cray’s business, such as the granting of equity compensation awards, and are not intended to be an alternative to financial measures prepared in accordance with GAAP. Hence, to compensate for these limitations, management does not review these non-GAAP financial metrics in isolation from its GAAP results, nor should investors. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles. This non-GAAP information supplements, and is not intended to represent a measure of performance in accordance with, or disclosures required by GAAP. These measures are adjusted as described in the reconciliation of GAAP to non-GAAP numbers at the end of this release, but these adjustments should not be construed as an inference that all of these adjustments or costs are unusual, infrequent or non-recurring. Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP. Investors are advised to carefully review and consider this non-GAAP information as well as the GAAP financial results that are disclosed in Cray’s SEC filings.

Additionally, we have not quantitatively reconciled the non-GAAP guidance measures disclosed under “Outlook” to their corresponding GAAP measures because we do not provide specific guidance for the various reconciling items such as stock-based compensation, adjustments to the provision for income taxes, amortization of intangibles, costs related to acquisitions, purchase accounting adjustments, and gain on significant asset sales, as certain items that impact these measures have not occurred, are out of our control or cannot be reasonably predicted. Accordingly, reconciliations to the non-GAAP guidance measures are not available without unreasonable effort. Please note that the unavailable reconciling items could significantly impact our financial results.
About Cray Inc.
Global supercomputing leader Cray Inc. (Nasdaq: CRAY) provides innovative systems and solutions enabling scientists and engineers in industry, academia and government to meet existing and future simulation and analytics challenges. Leveraging more than 40 years of experience in developing and servicing the world’s most advanced supercomputers, Cray offers a comprehensive portfolio of supercomputers and big data storage and analytics solutions delivering unrivaled performance, efficiency and scalability. Cray’s Adaptive Supercomputing vision is focused on delivering innovative next-generation products that integrate diverse processing technologies into a unified architecture, allowing customers to meet the market’s continued demand for realized performance. Go to www.cray.com for more information.

Safe Harbor Statement
This press release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933, including, but not limited to, statements related to Cray’s financial guidance and expected operating results and its product development, sales and delivery plans. These statements involve current expectations, forecasts of future events and other statements that are not historical facts. Inaccurate assumptions as well as known and unknown risks and uncertainties can affect the accuracy of forward-looking statements and cause actual results to differ materially from those anticipated by these forward-looking statements. Factors that could affect actual future events or results include, but are not limited to, the risk that Cray does not achieve the operational or financial results that it expects, the risk that Cray will not be able to secure orders for Cray products to be accepted in 2016 when or at the levels expected, the risk that planned future third-party processors and other components are not available with the performance expected or when expected, the risk that the systems ordered by customers are not delivered when expected, do not perform as expected once delivered or have technical issues that must be corrected before acceptance, the risk that the acceptance process for delivered systems is not completed, or customer acceptances are not received, when expected or at all, the risk that Cray’s big data products, including storage, are not as successful as expected, the risk that Cray is not able to successfully complete its planned product development efforts in a timely fashion or at all, the risk that Cray is not able to achieve anticipated gross margin or expense levels, the risk that certain customers do not make expected future optional purchases under their current contracts and such other risks as identified in Cray’s annual report on Form 10-K for the period ended December 31, 2015, and from time to time in other reports filed by Cray with the U.S. Securities and Exchange Commission. You should not rely unduly on these forward-looking statements, which apply only as of the date of this release. Cray undertakes no duty to publicly announce or report revisions to these statements as new information becomes available that may change Cray’s expectations.

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CRAY, and the stylized CRAY mark and SONEXION are registered trademarks of Cray Inc. in the United States and other countries, and the XC, CS, XE and XK families of supercomputers are trademarks of Cray Inc. Other trademarks used in this report are the property of their respective owners.

CRAY INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited and in thousands, except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2015	2014	2015	2014
Revenue:
Product	$232,924	$235,524	$601,294	$460,748
Service	34,547	26,419	123,395	100,858
Total revenue	267,471	261,943	724,689	561,606
Cost of revenue:
Cost of product revenue	160,034	157,535	426,821	321,554
Cost of service revenue	21,257	15,465	72,185	55,638
Total cost of revenue	181,291	173,000	499,006	377,192
Gross profit	86,180	88,943	225,683	184,414
Operating expenses:
Research and development, net	29,281	24,735	96,563	94,048
Sales and marketing	18,054	17,942	60,150	57,785
General and administrative	8,662	6,839	27,966	23,381
Total operating expenses	55,997	49,516	184,679	175,214
Income from operations	30,183	39,427	41,004	9,200

Other income (expense), net	31	1,075	365	(9)
Interest income, net	294	289	1,408	506
Income before income taxes	30,508	40,791	42,777	9,697
Income tax (expense) benefit	(10,213)	33,847	(15,240)	52,626
Net income	$20,295	$74,638	$27,537	$62,323

Basic net income per common share	$0.51	$1.92	$0.70	$1.61
Diluted net income per common share	$0.50	$1.84	$0.68	$1.54

Basic weighted average shares outstanding	39,532	38,918	39,257	38,634
Diluted weighted average shares outstanding	40,993	40,572	40,691	40,435

CRAY INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited and in thousands, except share amounts)

	December 31, 2015	December 31, 2014
ASSETS
Current assets:
Cash and cash equivalents	$266,660	$112,633
Restricted cash	1,651	16,874
Short-term investments	14,925	16,289
Accounts and other receivables, net	124,719	165,113
Inventory	113,655	143,632
Deferred tax assets, net	38,628	36,073
Prepaid expenses and other current assets	21,048	17,948
Total current assets	581,286	508,562

Long-term restricted cash	1,655	—
Long-term investment in sales-type lease, net	18,317	31,089
Property and equipment, net	31,079	34,793
Service spares, net	3,090	1,868
Goodwill	14,182	14,182
Intangible assets other than goodwill, net	2,525	3,895
Deferred tax assets, net	26,016	41,414
Other non-current assets	16,025	15,631
TOTAL ASSETS	$694,175	$651,434

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$27,837	$48,699
Accrued payroll and related expenses	27,452	16,054
Other accrued liabilities	24,079	16,285
Deferred revenue	86,731	65,910
Total current liabilities	166,099	146,948

Long-term deferred revenue	33,306	47,588
Other non-current liabilities	2,260	3,044
TOTAL LIABILITIES	201,665	197,580

Shareholders’ equity:
Preferred stock — Authorized and undesignated, 5,000,000 shares; no shares issued or outstanding	—	—
Common stock and additional paid-in capital, par value $.01 per share — Authorized, 75,000,000 shares; issued and outstanding 40,693,707 and 40,822,377 shares, respectively	610,279	598,390
Accumulated other comprehensive income	7,642	6,503
Accumulated deficit	(125,411)	(151,039)
TOTAL SHAREHOLDERS’ EQUITY	492,510	453,854
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$694,175	$651,434

CRAY INC. AND SUBSIDIARIES
Reconciliation of Selected U.S. GAAP Measures to non-GAAP Measures
(Unaudited; in millions, except EPS)

		Three Months Ended December 31, 2015
		Net Income	Operating Income	Diluted EPS	Gross Profit	Operating Expenses
GAAP		$20.3	$30.2	$0.50	$86.2	$56.0

Share-based compensation	(1)	2.8	2.8		0.2	2.6
Purchase accounting adjustments	(2)	0.1	0.1		0.1
Amortization of acquired intangibles	(2)	0.5	0.5		0.3	0.2
Items impacting tax provision	(4)	8.5
Total reconciling items		$11.9	$3.4	$0.29	$0.6	$2.8

Non-GAAP		$32.2	$33.6	$0.79	$86.8	$53.2

		Three Months Ended December 31, 2014
		Net Income	Operating Income	Diluted EPS	Gross Profit	Operating Expenses
GAAP		$74.6	$39.4	$1.84	$88.9	$49.5

Share-based compensation	(1)	2.8	2.8		0.1	2.7
Purchase accounting adjustments	(2)	0.3	0.3		0.3
Amortization of acquired intangibles	(2)	0.6	0.6		0.5	0.1
Severance costs	(3)	0.1	0.1		0.1
Items impacting tax provision	(4)	(38.1)
Total reconciling items		$(34.3)	$3.8	$(0.85)	$1.0	$2.8

Non-GAAP		$40.3	$43.2	$0.99	$89.9	$46.7

Notes
(1) Adjustments to exclude non-cash expenses related to share-based compensation
(2) Adjustments to exclude amortization of acquired intangible and other intangible assets and other acquisition-related charges
(3) Adjustments to exclude non-recurring severance costs
(4) Adjustments associated with the tax impact on reconciling items, benefits related to Cray’s net operating loss carryforwards and changes in Cray’s valuation allowance held against deferred tax assets

CRAY INC. AND SUBSIDIARIES
Reconciliation of Selected U.S. GAAP Measures to non-GAAP Measures
(Unaudited; in millions, except EPS)

		Twelve Months Ended December 31, 2015
		Net Income	Operating Income	Diluted EPS	Gross Profit	Operating Expenses
GAAP		$27.5	$41.0	$0.68	$225.7	$184.7

Share-based compensation	(1)	11.4	11.4		0.6	10.8
Purchase accounting adjustments	(2)	0.5	0.5		0.5
Amortization of acquired intangibles	(2)	2.4	2.4		1.8	0.6
Items impacting tax provision	(4)	11.2
Total reconciling items		$25.5	$14.3	$0.62	$2.9	$11.4

Non-GAAP		$53.0	$55.3	$1.30	$228.6	$173.3

		Twelve Months Ended December 31, 2014
		Net Income	Operating Income	Diluted EPS	Gross Profit	Operating Expenses
GAAP		$62.3	$9.2	$1.54	$184.4	$175.2

Share-based compensation	(1)	10.4	10.4		0.5	9.9
Purchase accounting adjustments	(2)	0.9	0.9		0.9
Amortization of acquired intangibles	(2)	2.6	2.6		2.2	0.4
Severance costs	(3)	1.9	1.9		0.7	1.2
Items impacting tax provision	(4)	(53.8)
Total reconciling items		$(38.0)	$15.8	$(0.94)	$4.3	$11.5

Non-GAAP		$24.3	$25.0	$0.60	$188.7	$163.7

Notes
(1) Adjustments to exclude non-cash expenses related to share-based compensation
(2) Adjustments to exclude amortization of acquired intangible and other intangible assets and other acquisition-related charges
(3) Adjustments to exclude non-recurring severance costs
(4) Adjustments associated with the tax impact on reconciling items, benefits related to Cray’s net operating loss carryforwards and changes in Cray’s valuation allowance held against deferred tax assets

CRAY INC. AND SUBSIDIARIES
Reconciliation of Selected U.S. GAAP Measures to non-GAAP Measures
(Unaudited; in millions, except percentages)

		Three Months Ended December 31, 2015
		Product		Service		Total
		Gross Profit	Gross Margin	Gross Profit	Gross Margin	Gross Profit	Gross Margin
GAAP		$72.9	31%	$13.3	38%	$86.2	32%

Share-based compensation	(1)	0.1		0.1		0.2
Purchase accounting adjustments	(2)	0.1				0.1
Amortization of acquired intangibles	(2)	0.3				0.3
Total reconciling items		$0.5	1%	$0.1	1%	$0.6	—%

Non-GAAP		$73.4	32%	$13.4	39%	$86.8	32%

		Three Months Ended December 31, 2014
		Product		Service		Total
		Gross Profit	Gross Margin	Gross Profit	Gross Margin	Gross Profit	Gross Margin
GAAP		$78.0	33%	$10.9	41%	$88.9	34%

Share-based compensation	(1)			0.1		0.1
Purchase accounting adjustments	(2)	0.3				0.3
Amortization of acquired intangibles	(2)	0.5				0.5
Severance costs	(3)			0.1		0.1
Total reconciling items		$0.8	—%	$0.2	1%	$1.0	—%

Non-GAAP		$78.8	33%	$11.1	42%	$89.9	34%

Notes
(1) Adjustments to exclude non-cash expenses related to share-based compensation
(2) Adjustments to exclude amortization of acquired intangible and other intangible assets and other acquisition-related charges
(3) Adjustments to exclude non-recurring severance costs

CRAY INC. AND SUBSIDIARIES
Reconciliation of Selected U.S. GAAP Measures to non-GAAP Measures
(Unaudited; in millions, except percentages)

		Twelve Months Ended December 31, 2015
		Product		Service		Total
		Gross Profit	Gross Margin	Gross Profit	Gross Margin	Gross Profit	Gross Margin
GAAP		$174.5	29%	$51.2	42%	$225.7	31%

Share-based compensation	(1)	0.3		0.3		0.6
Purchase accounting adjustments	(2)	0.5				0.5
Amortization of acquired intangibles	(2)	1.8				1.8
Total reconciling items		$2.6	—%	$0.3	—%	$2.9	1%

Non-GAAP		$177.1	29%	$51.5	42%	$228.6	32%

		Twelve Months Ended December 31, 2014
		Product		Service		Total
		Gross Profit	Gross Margin	Gross Profit	Gross Margin	Gross Profit	Gross Margin
GAAP		$139.2	30%	$45.2	45%	$184.4	33%

Share-based compensation	(1)	0.2		0.3		0.5
Purchase accounting adjustments	(2)	0.9				0.9
Amortization of acquired intangibles	(2)	2.2				2.2
Severance costs	(3)			0.7		0.7
Total reconciling items		$3.3	1%	$1.0	1%	$4.3	1%

Non-GAAP		$142.5	31%	$46.2	46%	$188.7	34%

Notes
(1) Adjustments to exclude non-cash expenses related to share-based compensation
(2) Adjustments to exclude amortization of acquired intangible and other intangible assets and other acquisition-related charges
(3) Adjustments to exclude non-recurring severance costs

CRAY INC. AND SUBSIDIARIES
Reconciliation of GAAP to non-GAAP Net Income
(Unaudited; in millions except per share amounts and percentages)

		Three Months Ended December 31,		Twelve Months Ended December 31,
		2015	2014	2015	2014
GAAP Net Income		$20.3	$74.6	$27.5	$62.3

Non-GAAP adjustments impacting gross profit:
Share-based compensation	(1)	0.2	0.1	0.6	0.5
Purchase accounting adjustments	(2)	0.1	0.3	0.5	0.9
Amortization of acquired and other intangibles	(2)	0.3	0.5	1.8	2.2
Severance costs	(3)	—	0.1	—	0.7
Total adjustments impacting gross profit		0.6	1.0	2.9	4.3

Non-GAAP gross margin percentage		32%	34%	32%	34%

Non-GAAP adjustments impacting operating expenses:
Share-based compensation	(1)	2.6	2.7	10.8	9.9
Amortization of acquired intangibles	(2)	0.2	0.1	0.6	0.4
Severance costs	(3)	—	—	—	1.2
Total adjustments impacting operating expenses		2.8	2.8	11.4	11.5

Items impacting tax provision	(4)	8.5	(38.1)	11.2	(53.8)
Non-GAAP Net Income		$32.2	$40.3	$53.0	$24.3

Non-GAAP Diluted Net Income per common share		$0.79	$0.99	$1.30	$0.60

Diluted weighted average shares		41.0	40.6	40.7	40.4

Notes
(1) Adjustments to exclude non-cash expenses related to share-based compensation
(2) Adjustments to exclude amortization of acquired intangible and other intangible assets and other acquisition-related charges
(3) Adjustments to exclude non-recurring severance costs
(4) Adjustments associated with the tax impact on reconciling items, benefits related to Cray’s net operating loss carryforwards and changes in Cray’s valuation allowance held against deferred tax assets